UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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August 31, 2000
Date of Report (Date of Earliest Event Reported)

GLADSTONE RESOURCES, INC.

State of Delaware	1-1525	91-0234563
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Oak Lawn, Suite 590, LB 49
Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

214-528-9710
(Registrant's Telephone Number, Including Area Code)

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

On August 31, 2000, Gladstone Energy, Inc. (the "Company") disposed, in three simultaneous transactions (the "Disposition") an aggregate of 30% of the Company's interest in and to the Righthand Creek Field in Allen and Beauregard Parishes, Louisiana. The three purchasers of the interest were i) G. R. Partners, Inc., 4625 Greenville Avenue, Suite 101, Dallas, TX 75206, who acquired 8.1632653% of the Company's interest in and to the Righthand Creek Field for a purchase price of $54,693.88; ii) Bagwell No. 6 Family L. P., P. O. Box 50010, Amarillo, TX 79105, who acquired 12.2448980% of the Company's interest in and to the Righthand Creek Field for a purchase price of $82,040.82; and (iii) the Humphrey Children's Trust, 3500 Oak Lawn Avenue, Suite 590, LB 49, Dallas, TX 75219, who acquired 9.5918367% of the Company's interest in and to the Righthand Creek Field for a purchase price of $64,265.31. The sale of the 30% interest in Righthand Creek Field represents approximately 21.5% of the Company's oil and gas interests.

            The purchaser, Humphrey Children's Trust, is a trust set up for the benefit of Charles B. Humphrey's children. Mr. Humphrey currently serves as the Chairman of the Board of Gladstone Energy, Inc. The terms of the sale to the Humphrey Children's Trust were proportionately the same as the sale to Bagwell No. 6 Family L. P. and to G. R. Partners, Inc., neither of which have any affiliation with the Company.

The funds from the sale will be used to pay off corporate debt.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a.)	Financial statements - not applicable.
(b.)	Pro forma financial information.
1) Gladstone Energy, Inc. proforma balance sheet as of June 30, 2000 (unaudited).
2) Gladstone Energy, Inc. pro forma statement of income for the six months ending June 30, 2000 (unaudited).
(c.)	The exhibits listed on the accompanying Exhibit Index immediately following the signature page are filed as part of, or incorporated by reference into, this Current Report of Form 8-K.

GLADSTONE ENERGY, INC.

PRO FORMA FINANCIAL STATEMENTS

JUNE 30, 2000

On August 31, 2000, the Company completed the sale of 30% of the Company's interest in and to the Righthand Creek Properties in Allen and Beauregard Parishes, Louisiana.

The transaction will be recorded as a gain on sale of assets sold at their fair values.

The pro forma financial statements may not be indicative of the actual results of the sale. The accompanying proforma financial statements should be read in connection with the historical statements of Gladstone Energy, Inc.

GLADSTONE ENERGY, INC.

PRO FORMA BALANCE SHEET

(UNAUDITED)

JUNE 30, 2000

	Historical statements	Pro Forma adjustments	Pro Forma results

ASSETS:
CURRENT ASSETS:
Cash	$ 41,494	$ 1,000 (2)	$ 42,494
Accounts receivable	57,373	(13,527) (1)	43,846
TOTAL CURRENT ASSETS	98,867	(12,527)	86,340

PROPERTY AND EQUIPMENT:
Gas and oil properties (successful efforts method)	929,476	(102,022) (1)	827,454
Field equipment	18,628	-	18,628
	948,104	(102,022)	846,082
Accumulated depletion and depreciation	(510,824)	20,472 (1)	(490,352)
TOTAL PROPERTY AND EQUIPMENT	437,280	(81,550)	355,730

OTHER ASSETS:
Cost in excess of amount assigned to net assets in New Mexico at date of acquisition, net of amortization	33,690	-	33,690
Loan origination fees, net of amortization	4,770		4,770
TOTAL OTHER ASSETS	38,460	-	38,460

TOTAL ASSETS	$ 574,607	$ (94,077)	$ 480,530

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Accounts payable	$ 12,911	$ (2,141)	$ 10,770
Installment note payable to bank	55,000	(55,000) (1)	-
TOTAL CURRENT LIABILITIES	67,911	(57,141)	10,770

LONG-TERM LIABILITIES:
Long term portion of note payable to bank	145,000	(145,000) (1)	-
TOTAL LONG-TERM LIABILITIES	145,000	(145,000)	-

STOCKHOLDERS' EQUITY:
Common stock	849		849
Capital in excess of stated value	1,379,285		1,379,285
Retained earning (deficit)	(1,018,438)	108,064	(910,374)
TOTAL STOCKHOLDERS' EQUITY	$ 361,696	108,064	$ 469,760

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 574,607	$ (94,077)	$ 480,530

See Notes to Pro Forma Financial Statements (Unaudited)

GLADSTONE ENERGY, INC.

PRO FORMA STATEMENT OF OPERATIONS

(UNAUDITED)

FOR THE YEAR ENDING DECEMBER 31, 1999

	Historical statements	Pro Forma adjustments	Pro Forma results

SALES:
Gas and oil	$ 223,943	$ (48,360)	$ 175,583

COST OF SALES:
Production taxes	24,346	(4,388)	19,958
Well operating expense	72,242	(14,947)	57,295
TOTAL COST OF SALES	96,588	(19,335)	77,253
GROSS PROFIT ON SALES	127,355	(29,025)	98,330

EXPENSES:
Oil and gas prospect expense	24,491	-	24,491
Dry hole and abandonment loss (recovery)	114,388	-	114,388
Depletion	56,973	(9,768)	47,205
Depreciation and amortization	8,724	-	8,724
General and administrative	43,115	-	43,115
Interest	9,862	(2,958)	6,904
Taxes	8,050	-	8,050
Legal, auditing and accounting	75,501	-	75,501
TOTAL EXPENSES	341,104	(12,726)	328,378
	(213,749)	(16,299)	(230,048)

OTHER INCOME
Interest and dividend income	9,683	-	9,683
Income (loss) before taxes	(204,066)	(16,299)	(220,365)
Income taxes	-	-	-
NET INCOME	$ (204,066)	$ (16,299)	$ (220,365)

EARNINGS PER SHARE:
Basic:	(.24)	(.02)	(.26)
Diluted:	(.24)	(.02)	(.26)

See Notes to Pro Forma Financial Statements (Unaudited)

GLADSTONE ENERGY, INC.

PRO FORMA STATEMENT OF OPERATIONS

(UNAUDITED)

FOR THE SIX MONTHS ENDING JUNE 30, 2000

	Historical statements	Pro Forma adjustments	Pro Forma results

SALES:
Gas and oil	$ 220,830	$ (53,733)	$ 167,097

COST OF SALES:
Production taxes	24,871	(6,476)	18,395
Well operating expense	39,315	(7,850)	31,465
TOTAL COST OF SALES	64,186	(14,326)	49,860
GROSS PROFIT ON SALES	156,644	(39,407)	117,237

EXPENSES:
Dry hole and abandonment loss (recovery)	84,975	-	84,975
Depletion	44,508	(9,742)	34,766
Depreciation and amortization	7,849	(682)	7,167
General and administrative	24,222	-	24,222
Interest	10,886	(10,886)	-
Taxes	2,452	-	2,452
Legal, auditing and accounting	14,730	-	14,730
TOTAL EXPENSES	189,622	(21,310)	168,312
	(32,978)	(18,097)	(51,075)

OTHER INCOME
Interest and dividend income	19	-	19
Income (loss) before taxes	(32,959)	-	19
Income taxes	-	-	-
NET INCOME	$ (32,959)	$ (18,097)	$ (51,056)

EARNINGS PER SHARE:
Basic:	(.04)	(.02)	(.06)
Diluted:	(.04)	(.02)	(.06)

See Notes to Pro Forma Financial Statements (Unaudited)

GLADSTONE ENERGY, INC.
NOTES TO PRO FORMA BALANCE SHEET
JUNE 30, 2000

(1)

To reflect the elimination of assets, liabilities, income and expenses relating to and resulting from the sale of 30% of the Righthand Creek oil property as of June 30, 2000, and the six month period ending June 30, 2000.

(2)	To reflect the cash proceeds from the sale of the Righthand Creek property.
	Gross proceeds	$ 201,000
	Note Payoff	(200,000)
	Net proceeds	1,000

(3)	To reflect the estimated gain for proforma financial statement purposes for the sale of Righthand Creek property:

	Sales price	$ 201,000
	Cost of 30% of property	(102,022)
	Accumulated depletion and depreciation	9,086
	Estimated gain	$ 108,064

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLADSTONE ENERGY, INC.

By:       /s/ Johnathan M. Hill
 Johnathan M. Hill
President

EXHIBIT INDEX
EXHIBIT NO.	DESCRIPTION
10.1	Purchase and Sale Agreement made and entered into as of the 30th day of August, 2000 between Gladstone Energy, Inc., as Seller, and G. R. Partners, Inc., as Purchaser.
10.2	Purchase and Sale Agreement made and entered into as of the 30th day of August, 2000 between Gladstone Energy, Inc., as Seller, and Bagwell No. 6 Family L. P., as Purchaser.
10.3	Purchase and Sale Agreement made and entered into as of the 30th day of August, 2000 between Gladstone Energy, Inc., as Seller, and Humphrey Children's Trust, Sheila Irons, Trustee, as Purchaser.
10.4	Assignment and Bill of Sale dated August 31, 2000, effective as to accounting for production as of August 1, 2000.